Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in each Prospectus and “Miscellaneous Information – Independent Registered Public Accounting Firm” in the Statement of Additional Information dated August 1, 2021, the incorporation by reference of our reports, dated May 26, 2021, with respect to the financial statements and financial highlights of WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree International Dividend ex-Financials Fund, WisdomTree International Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Multifactor Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund, WisdomTree Japan Hedged Equity Fund, WisdomTree Japan Hedged SmallCap Equity Fund and WisdomTree Japan SmallCap Dividend Fund (seventeen of the funds constituting WisdomTree Trust), the incorporation by reference of our report, dated May 26, 2021, except as to Note 9, as to which the date is July 27, 2021, with respect to the financial statements and financial highlights of WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Multifactor Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global ex-U.S. Real Estate Fund, WisdomTree Global High Dividend Fund, WisdomTree Growth Leaders Fund, WisdomTree India Earnings Fund and WisdomTree India ex-State-Owned Enterprises Fund (twelve of the funds constituting WisdomTree Trust), and to the incorporation by reference of our report, dated May 26, 2021, except as to Note 8, as to which the date is July 27, 2021, with respect to the financial statements and financial highlights of WisdomTree U.S. Dividend ex-Financials Fund, WisdomTree U.S. ESG Fund, WisdomTree U.S. High Dividend Fund, WisdomTree U.S. LargeCap Dividend Fund, WisdomTree U.S. LargeCap Fund, WisdomTree U.S. MidCap Dividend Fund, WisdomTree U.S. MidCap Fund, WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. Quality Shareholder Yield Fund, WisdomTree U.S. SmallCap Dividend Fund, WisdomTree U.S. SmallCap Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund and WisdomTree U.S. Total Dividend Fund (fourteen of the funds constituting WisdomTree Trust) included in the Annual Reports to shareholders (Form N-CSR/A) for the fiscal year ended March 31, 2021, in Post-Effective Amendment Number 802 to the Registration Statement under the Securities Act of 1933 (Form N-1A, File No. 333-132380), filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

New York, New York

July 28, 2021